INVENTORIES	12 Months Ended
Dec. 31, 2018
Inventory Disclosure [Abstract]
INVENTORIES
13.	INVENTORIES

Inventories consisted of the following:

	As of December 31,
	2017	2018
	RMB	RMB
Raw materials	856,151,730	1,337,270,185
Work-in-progress	1,247,357,915	1,553,346,553
Finished goods	2,170,220,346	2,852,711,200
Total	4,273,729,991	5,743,327,938

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB439,000,231, RMB313,711,534 and RMB220,171,794 for the years ended December 31, 2016, 2017 and 2018, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than its carrying amount due to lower photoelectric conversion efficiencies.

As of and December 31, 2017 and December 31, 2018, inventories with net book value of RMB171,141,796 and RMB171,665,538 were pledged as collateral for the Group’s borrowings (note 23).